                                                                  EXHIBIT 10 (i)

                    AMENDMENT TO SEVERANCE PAYMENT AGREEMENT


         This Amendment to Severance Payment Agreement ("Amendment") is made and entered into as of August 28, 1995, by and among ST. PAUL BANCORP, INC. (the "Company"), ST. PAUL FEDERAL BANK FOR SAVINGS (the "Bank") and THOMAS J. RINELLA (the "Employee").

         WHEREAS, the Company, the Bank and the Employee have entered into a Severance Payment Agreement, dated as of December 21, 1992, as amended (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

         NOW, THEREFORE, it is AGREED as follows:

         1. The first sentence of the first paragraph of Section 2(c) of the Agreement is hereby amended to add the following two events to the end of the sentence:

         "; or (ix) the Company or the Bank enters into a binding agreement with respect to any merger or consolidation of the Company or the Bank other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the another person) more than 80% of the combined voting power of the voting securities of the Company (or such other person) outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities, provided that a change in control will not be deemed to have occurred under this clause (ix) if the Board of Directors of the Company has made a determination (by resolution adopted by the affirmative vote of at least two-thirds (2/3) of the members of the Board in office immediately prior to such transaction) that such action does not or will not constitute a change in control, and further provided that a change in control shall no longer be deemed to have occurred upon the termination of such agreement for any reason whatsoever; or (x) the Company or the Bank enters into a binding agreement with respect to any merger or consolidation of the Company or the Bank with any other person (or a subsidiary of a person) having total consolidated assets as of the date of its most recently prepared quarterly balance sheet in an amount that is at least 60% of the Company's total consolidated assets at such date, provided that a change in control will not be deemed to have occurred under this clause (x) if the Board of Directors of the Company has made a determination (by resolution adopted by the affirmative vote of at least two-thirds (2/3) of the members of the Board in office immediately prior to such transaction) that such action does not or will not constitute a change in control, and further provided that a change in control shall no longer be deemed to have occurred upon the termination of such agreement for any reason whatsoever."

         2. Except as amended hereby, the Agreement shall continue and shall remain in full force and effect in all respects.

         3. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment or have caused this Amendment to be executed on their behalf, as of the date first above written.


ATTEST:                              ST. PAUL BANCORP, INC.


_______________________              By__________________________________
                                            Joseph C. Scully
                                          Chairman of the Board


ATTEST:                              ST. PAUL FEDERAL BANK FOR SAVINGS


_____________________________        By_________________________________
                                            Joseph C. Scully
                                          Chairman of the Board

                                     EMPLOYEE


                                  ______________________________________________
                                     THOMAS J. RINELLA

                    AMENDMENT TO SEVERANCE PAYMENT AGREEMENT

         This Amendment to Severance Payment Agreement ("Amendment") is made and entered into as of August 28, 1995, by and among ST. PAUL BANCORP, INC. (the "Company"), ST. PAUL FEDERAL BANK FOR SAVINGS (the "Bank") and DONALD G. ROSS (the "Employee").

         WHEREAS, the Company, the Bank and the Employee have entered into a Severance Payment Agreement, dated as of December 21, 1992, as amended (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

         NOW, THEREFORE, it is AGREED as follows:

         1. The first sentence of the first paragraph of Section 2(c) of the Agreement is hereby amended to add the following two events to the end of the sentence:

         "; or (ix) the Company or the Bank enters into a binding agreement with respect to any merger or consolidation of the Company or the Bank other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the another person) more than 80% of the combined voting power of the voting securities of the Company (or such other person) outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities, provided that a change in control will not be deemed to have occurred under this clause (ix) if the Board of Directors of the Company has made a determination (by resolution adopted by the affirmative vote of at least two-thirds (2/3) of the members of the Board in office immediately prior to such transaction) that such action does not or will not constitute a change in control, and further provided that a change in control shall no longer be deemed to have occurred upon the termination of such agreement for any reason whatsoever; or (x) the Company or the Bank enters into a binding agreement with respect to any merger or consolidation of the Company or the Bank with any other person (or a subsidiary of a person) having total consolidated assets as of the date of its most recently prepared quarterly balance sheet in an amount that is at least 60% of the Company's total consolidated assets at such date, provided that a change in control will not be deemed to have occurred under this clause (x) if the Board of Directors of the Company has made a determination (by resolution adopted by the affirmative vote of at least two-thirds (2/3) of the members of the Board in office immediately prior to such transaction) that such action does not or will not constitute a change in control, and further provided that a change in control shall no longer be deemed to have occurred upon the termination of such agreement for any reason whatsoever."

         2. Except as amended hereby, the Agreement shall continue and shall remain in full force and effect in all respects.

         3. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment or have caused this Amendment to be executed on their behalf, as of the date first above written.


ATTEST:                                    ST. PAUL BANCORP, INC.


_____________________________              By_______________________________
                                                   Joseph C. Scully
                                                 Chairman of the Board


ATTEST:                                    ST. PAUL FEDERAL BANK FOR SAVINGS


_____________________________              By________________________________
                                                    Joseph C. Scully
                                                  Chairman of the Board

                                           EMPLOYEE


                                           _________________________________
                                           DONALD G. ROSS

                    AMENDMENT TO SEVERANCE PAYMENT AGREEMENT


         This Amendment to Severance Payment Agreement ("Amendment") is made and entered into as of August 28, 1995, by and among ST. PAUL BANCORP, INC. (the "Company"), ST. PAUL FEDERAL BANK FOR SAVINGS (the "Bank") and CLIFFORD M. SLADNICK (the "Employee").

         WHEREAS, the Company, the Bank and the Employee have entered into a Severance Payment Agreement, dated as of December 21, 1992, as amended (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

         NOW, THEREFORE, it is AGREED as follows:

         1. The first sentence of the first paragraph of Section 2(c) of the Agreement is hereby amended to add the following two events to the end of the sentence:

                 "; or (ix) the Company or the Bank enters into a binding agreement with respect to any merger or consolidation of the Company or the Bank other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the another person) more than 80% of the combined voting power of the voting securities of the Company (or such other person) outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities, provided that a change in control will not be deemed to have occurred under this clause (ix) if the Board of Directors of the Company has made a determination (by resolution adopted by the affirmative vote of at least two-thirds (2/3) of the members of the Board in office immediately prior to such transaction) that such action does not or will not constitute a change in control, and further provided that a change in control shall no longer be deemed to have occurred upon the termination of such agreement for any reason whatsoever; or (x) the Company or the Bank enters into a binding agreement with respect to any merger or consolidation of the Company or the Bank with any other person (or a subsidiary of a person) having total consolidated assets as of the date of its most recently prepared quarterly balance sheet in an amount that is at least 60% of the Company's total consolidated assets at such date, provided that a change in control will not be deemed to have occurred under this clause
                 (x) if the Board of Directors of the Company has made a determination (by resolution adopted by the affirmative vote of at least two-thirds (2/3) of the members of the Board in office immediately prior to such transaction) that such action does not or will not constitute a change in control, and further provided that a change in control shall no longer be deemed to have occurred upon the termination of such agreement for any reason whatsoever."

         2. Except as amended hereby, the Agreement shall continue and shall remain in full force and effect in all respects.

         3. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment or have caused this Amendment to be executed on their behalf, as of the date first above written.


ATTEST:                                    ST. PAUL BANCORP, INC.


____________________________               By_________________________________
                                                   Joseph C. Scully
                                                  Chairman of the Board


ATTEST:                                    ST. PAUL FEDERAL BANK FOR SAVINGS


____________________________               By_________________________________
                                                  Joseph C. Scully
                                                 Chairman of the Board

                                           EMPLOYEE


                                           ____________________________________
                                           CLIFFORD M. SLADNICK

                    AMENDMENT TO SEVERANCE PAYMENT AGREEMENT


         This Amendment to Severance Payment Agreement ("Amendment") is made and entered into as of August 28, 1995, by and among ST. PAUL BANCORP, INC. (the "Company"), ST. PAUL FEDERAL BANK FOR SAVINGS (the "Bank") and ROBERT N. PARKE (the "Employee").

         WHEREAS, the Company, the Bank and the Employee have entered into a Severance Payment Agreement, dated as of December 21, 1992, as amended (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

         NOW, THEREFORE, it is AGREED as follows:

         1. The first sentence of the first paragraph of Section 2(c) of the Agreement is hereby amended to add the following two events to the end of the sentence:

                 "; or (ix) the Company or the Bank enters into a binding agreement with respect to any merger or consolidation of the Company or the Bank other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the another person) more than 80% of the combined voting power of the voting securities of the Company (or such other person) outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities, provided that a change in control will not be deemed to have occurred under this clause (ix) if the Board of Directors of the Company has made a determination (by resolution adopted by the affirmative vote of at least two-thirds (2/3) of the members of the Board in office immediately prior to such transaction) that such action does not or will not constitute a change in control, and further provided that a change in control shall no longer be deemed to have occurred upon the termination of such agreement for any reason whatsoever; or (x) the Company or the Bank enters into a binding agreement with respect to any merger or consolidation of the Company or the Bank with any other person (or a subsidiary of a person) having total consolidated assets as of the date of its most recently prepared quarterly balance sheet in an amount that is at least 60% of the Company's total consolidated assets at such date, provided that a change in control will not be deemed to have occurred under this clause
                 (x) if the Board of Directors of the Company has made a determination (by resolution adopted by the affirmative vote of at least two-thirds (2/3) of the members of the Board in office immediately prior to such transaction) that such action does not or will not constitute a change in control, and further provided that a change in control shall no longer be deemed to have occurred upon the termination of such agreement for any reason whatsoever."

         2. Except as amended hereby, the Agreement shall continue and shall remain in full force and effect in all respects.

         3. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment or have caused this Amendment to be executed on their behalf, as of the date first above written.


ATTEST:                                    ST. PAUL BANCORP, INC.


_____________________________              By_________________________________
                                                  Joseph C. Scully
                                                Chairman of the Board


ATTEST:                                    ST. PAUL FEDERAL BANK FOR SAVINGS


_____________________________              By_________________________________
                                                   Joseph C. Scully
                                                 Chairman of the Board

                                           EMPLOYEE


                                           ____________________________________
                                           ROBERT N. PARKE




                                      2